Earnings per share	3 Months Ended
Mar. 31, 2017
Earnings Per Share [Abstract]
Earnings per share

Earnings per share

Prior to the consummation of the Business Combination, our Predecessor’s cumulative redeemable preferred shares (“Preferred Shares”) and their related accumulated Non-cash PIK Dividends were participating securities. If a dividend was declared or paid on our Predecessor’s ordinary shares, holders of our Predecessor’s ordinary shares and Preferred Shares were entitled to proportionate shares of such dividend, with the holders of our Predecessor’s Preferred Shares participating on an as-if converted basis.

Under the two-class method, basic earnings per share (“EPS”) attributable to ordinary shareholders is computed by dividing the net income attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. Net income attributable to ordinary shareholders is determined by allocating undistributed earnings between ordinary and preferred shareholders. Diluted EPS attributable to ordinary shareholders is computed by using the more dilutive result of either the two-class method or the if-converted method. The if-converted method uses the weighted-average number of ordinary shares outstanding during the period, including potentially dilutive ordinary shares assuming the conversion of the outstanding Preferred Shares of our Predecessor, as of the first day of the reporting period.

For periods in which there are undistributed losses, there is no allocation of earnings to preferred shareholders and the number of shares used in the computation of diluted losses per share is the same as that used for the computation of basic losses per share, as the result would be anti-dilutive. Under the two-class method, the net loss attributable to ordinary shareholders is not allocated to share premium reserve of the Preferred Shares until all other reserves have been exhausted or such loss cannot be covered in any other way.

The calculation of basic and diluted EPS, under the two-class method, are as follows ($ in thousands):

	Three Months Ended March 31,
	2017	2016
Numerator:
Net Income	$27,639	$36,537
Convertible Preferred Share dividends	(7,922)	(10,684)
Allocation of undistributed earnings to preferred shareholders	(6,799)	(11,923)

Numerator for basic EPS-income available to common shareholders	12,918	13,930
Add back convertible Preferred Share dividends(1)	—	—
Add back of undistributed earnings to preferred shareholders(1)	—	—

Numerator for diluted EPS-income available to common shareholders after assumed conversions	$12,918	$13,930
Denominator:
Denominator for basic EPS-weighted shares	62,255,681	50,481,822
Convertible Preferred Shares	—	—

Denominator for diluted EPS-adjusted weighted-average shares	62,255,681	50,481,822

Basic EPS	$0.21	$0.28
Diluted EPS	$0.21	$0.28

(1)	For the three months ended March 31, 2017 and 2016, cumulative preferred shareholder dividends of our Predecessor of $7.9 million and $10.7 million, respectively, and the preferred shareholders’ allocation of undistributed earnings of our Predecessor of $6.8 million and $11.9 million, respectively, were not added back for purposes of calculating diluted EPS-income available to ordinary shareholders because the effect of treating our Predecessor’s convertible preferred securities as if they had been converted to their 32,032,530 and 41,937,483 ordinary share equivalents as of January 1, 2017 and 2016, respectively, is anti-dilutive.

Outstanding Public Warrants, Founder Warrants and Earnout Warrants to acquire a total of 25,333,333 ordinary shares are not included in the computation of diluted EPS-income available to ordinary shareholders after assumed conversions because the warrants were not exercisable as of March 31, 2017.